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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

The undersigned, Textron Inc. ("Textron") a Delaware corporation, and the undersigned directors and officers of Textron, do hereby constitute and appoint Terrence O'Donnell, Arnold M. Friedman, Michael D. Cahn and Ann T. Willaman, and each of them, with full powers of substitution, their true and lawful attorneys and agents to do or cause to be done any and all acts and things and to execute and deliver any and all instruments and documents which said attorneys and agents, or any of them, may deem necessary or advisable in order to enable Textron to comply with the Securities and Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Textron's Annual Report on Form 10-K for the fiscal year ended December 28, 2002, including specifically, but without limitation, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below and to sign the names of such officers on behalf of Textron to such Annual Report filed with the Securities and Exchange Commission, to any and all amendments to such Annual Report, to any instruments or documents or other writings in which the original or copies thereof are to be filed as a part of or in connection with such Annual Report or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission; and each of the undersigned hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done hereunder and such attorneys and agents, and each of them, shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, Textron has caused this Power of Attorney to be executed and delivered in its name and on its behalf by the undersigned duly authorized officer and its corporate seal affixed, and each of the undersigned has signed his or her name thereto, on this 26th day of February, 2003.

                           TEXTRON INC.

                           By:  s/Lewis. B. Campbell
                                ---------------------------------
                                Lewis B. Campbell
                                Chairman, President and Chief
                                Executive Officer

ATTEST:

s/Frederick K. Butler
--------------------------------
Frederick K. Butler
Vice President and Secretary
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s/Lewis B. Campbell                            s/Lord Powell of Bayswater KCMG
---------------------------------------        ---------------------------------
Lewis B. Campbell                              Lord Powell of Bayswater KCMG
Chairman, President and Chief Executive        Director
Officer, Director

s/H. Jesse Arnelle                             s/Brian H. Rowe
---------------------------------------        ---------------------------------
H. Jesse Arnelle                               Brian H. Rowe
Director                                       Director

s/Teresa Beck                                  s/Sam F. Segnar
---------------------------------------        ---------------------------------
Teresa Beck                                    Sam F. Segnar
Director                                       Director

s/R. Stuart Dickson                            s/Martin D. Walker
---------------------------------------        ---------------------------------
R. Stuart Dickson                              Martin D. Walker
Director                                       Director

s/Lawrence K. Fish                             s/Thomas B. Wheeler
---------------------------------------        ---------------------------------
Lawrence K. Fish                               Thomas B. Wheeler
Director                                       Director

s/Joe T. Ford
---------------------------------------
Joe T. Ford
Director

                                               s/Ted R. French
                                               ---------------------------------
s/Paul E. Gagne                                Theodore R. French
---------------------------------------        Executive Vice President
Paul E. Gagne                                  and Chief Financial Officer
Director                                       (principal financial officer)

s/John D. Macomber                             s/Richard L. Yates
---------------------------------------        ---------------------------------
John D. Macomber                               Richard L. Yates
Director                                       Vice President and Controller
                                               (principal accounting officer)